Prospectus Supplement	February 28, 2014

Putnam Retirement Income Fund Lifestyle 2
Prospectus dated December 30, 2013

In the section What are the fund’s main investment strategies and related risks? the first and ninth paragraphs in the sub-section Additional risks related to the underlying funds -- Putnam Absolute Return Funds are deleted in their entirety and replaced with the following, respectively:

Each underlying fund seeks to earn a positive total return that exceeds the return on U.S. Treasury bills by a targeted amount on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The target return for each underlying fund is the return on U.S. Treasury bills plus the number of basis points specified in the fund’s name.

The underlying funds pursue their goals through portfolios that are structured to offer varying degrees of risk, expected volatility and expected returns. Each underlying fund seeks to earn a positive total return that exceeds, by a particular amount, the return on U.S. Treasury bills as measured by the BofA Merrill Lynch U.S. Treasury Bill Index. The index tracks the performance of U.S. dollar denominated U.S. Treasury bills, which represent obligations of the U.S. Government having a maturity of one year or less. Returns on U.S. Treasury bills often track inflation levels (although the returns of U.S. Treasury bills and inflation rates can diverge significantly from time to time).

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